Note 6 - Vessels, Net	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
6.	Vessels, net

The amounts shown in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel cost	Accumulated Depreciation	Net Book Value
Balance, December 31, 2013	849,452,594	(172,429,692)	677,022,902
Acquisitions (transfer from Advances for Vessels under Construction and Acquisitions)	101,459,533	—	101,459,533
Disposals	(39,075,007)	11,925,771	(27,149,236)
Impairment loss	(16,449,131)	10,280,384	(6,168,747)
Depreciation for the year	—	(33,811,607)	(33,811,607)

Balance, December 31, 2014	895,387,989	(184,035,144)	711,352,845
Acquisitions (transfer from Advances for Vessels under Construction and Acquisitions)	200,159,411	—	200,159,411
Disposals	(1,977,051)	—	(1,977,051)
Impairment loss	(26,190,677)	17,951,690	(8,238,987)
Vessel held for sale	(748,823)	—	(748,823)
Depreciation for the year	—	(35,857,507)	(35,857,507)

Balance, December 31, 2015	1,066,630,849	(201,940,961)	864,689,888

The additions in 2014 relate to the acquisition of vessels “Eco Stream”, “Eco Chios”, “Eco Elysium”, “Eco Invictus” and “Eco Corsair”. In addition, on November 14, 2014 and on December 15, 2014, the Company entered into separate memoranda of agreement for the disposal of the vessels “Gas Premiership” and “Gas Cathar”, respectively, to an unaffiliated third party for $28,500,000 and entered simultaneously into bareboat charter agreements to leaseback the vessels for periods of four years (Note 19). The vessels were delivered to the new owners on November 19, 2014 and on December 19, 2014, respectively.

At December 31, 2014, the Company decided to seek to dispose of two of the oldest vessels of the fleet. As a result of this decision, the undiscounted net operating cash flows of each of these vessels did not exceed each vessel’s carrying value and the Company identified and recorded an impairment loss of $6,168,747 which is presented under the caption “Impairment loss” in the consolidated statements of income. On March 12, 2015, the Company concluded two separate memoranda of agreement for the disposal of the vessels described above, “Gas Kaizen” and “Gas Crystal”, to an unaffiliated third party for $2,054,156. The vessels were delivered to the new owners on April 1, 2015 and April 16, 2015, respectively. No assets were held for sale as of December 31, 2014.

The additions in 2015 relate to the acquisition of vessels “Eco Lucidity”, “Eco Enigma”, “Eco Royalty”, “Eco Loyalty”, “Eco Universe”, “Eco Galaxy”, “Eco Czar”, “Eco Dream”, “Eco Nemesis” and “Eco Green”.

At June 30, 2015 and December 31, 2015, the Company decided to seek to dispose of two of the oldest vessels of the fleet. As a result of this decision, the undiscounted net operating cash flows of each of these vessels did not exceed each vessel’s carrying value and the Company identified and recorded an impairment loss of $6,775,416 which is presented under the caption “Impairment loss” in the consolidated statements of income. The accumulated depreciation of these vessels was written off and the vessels were recorded at their scrap value.

On November 20, 2015, the Company entered into a memorandum of agreement for the disposal of one of the above mentioned vessels, the “Gas Arctic”, to an unaffiliated third party for $950,000. The vessel, including her inventories on board, was classified as vessel held for sale in the fourth quarter of 2015 and was delivered to her new owners on January 21, 2016.

At December 31, 2015, the Company performed an impairment review of its remaining vessels, due to the prevailing conditions in the shipping industry. As a result of the impairment review, undiscounted net operating cash flows exceeded each vessel’s carrying value with the exception of one vessel and therefore the Company identified and recorded an impairment loss of $1,463,571 which is presented under the caption “Impairment loss” in the consolidated statements of income.